UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2012

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                                                                                                            25728

(Address of Principal Executive Offices)                                                                                                   (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 5, 2012, Champion Industries, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The  NASDAQ OMX Group (“NASDAQ”) notifying the Company that it is not in compliance with the $1 per share minimum bid price requirement for continued inclusion on The NASDAQ Global Market set forth in NASDAQ Marketplace Rule 5450(a)(1) for the last 30 consecutive business days prior to the date of NASDAQ’s letter.  NASDAQ’s letter has no immediate effect on the listing of the Company’s common stock on The Nasdaq Global Market and its common stock will continue to trade on the NASDAQ Global Market under the symbol “CHMP”.

NASDAQ’s letter advises the Company that, in accordance with NASDAQ Marketplace Rule 5810(c)(3)(A), the Company will be provided 180 calendar days, or until July 3, 2012, to regain compliance.  The letter further advises that such compliance can be achieved if, at any time before July 3, 2012, the closing bid price of the Company’s common stock is at least $1 for a minimum of 10 consecutive business days.

NASDAQ’s letter further states that if the Company does not regain compliance with the minimum bid price requirement, it may be eligible for additional time under NASDAQ Marketplace Rule 5810(c)(3)(A)(ii) for an additional 180 day period if it submits, no later than July 3, 2012, an application to transfer its common stock to the NASDAQ Capital Market.  The Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards of the NASDAQ Capital Market, with the exception of the minimum bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split if necessary.  NASDAQ staff will make a determination of whether it believes the Company will be able to cure this deficiency.  Should NASDAQ staff conclude that the Company will not be able to cure the deficiency, or should the Company determine not to submit a transfer application to the NASDAQ Capital Market, NASDAQ will provide written notification to the Company that its common stock will be subject to delisting from the NASDAQ Global Market.  At that time, the Company may appeal NASDAQ’s decision to a NASDAQ Hearings Panel.

The Company intends to actively monitor the closing bid price for its Common Stock between now and July 3, 2012, and will consider available options to regain compliance with the minimum bid price requirement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: January 9, 2012
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

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